SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by the Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

GREENE COUNTY BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials:

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Notice of Annual Meeting of Shareholders
General
Voting and Revocability of Proxies
Voting Securities
Security Ownership of Certain Beneficial Owners and Management
PROPOSAL 1 — Election of Directors
Meetings and Committees of the Board of Directors
Directors’ Compensation
Executive Compensation and Other Benefits
Report of the Compensation Committee on Executive Compensation
Compensation Committee Interlocks and Insider Participation
Cumulative Stock Performance Graph
Certain Transactions
PROPOSAL 2 – Adoption of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan
Independent Auditors
Audit Committee Report
Shareholder Proposals
Other Matters
Miscellaneous
ANNUAL REPORT ON FORM 10-K
Appendix A
Appendix B

[GREENE COUNTY BANCSHARES, INC. LETTERHEAD]

March 26, 2004

Dear Shareholder:

     We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Greene County Bancshares, Inc. (the “Company”) to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, on Thursday, April 22, 2004 at 11:00 a.m., local time.

     The Annual Meeting has been called for the election of directors, to consider and act upon a proposal to adopt the Company’s 2004 Long Term Incentive Plan and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. Enclosed is a proxy statement, a proxy card and the Company’s Annual Report to Shareholders for the 2003 fiscal year. Directors and officers of the Company as well as representatives of Dixon Hughes, PLLC, the Company’s independent auditors for the 2004 fiscal year, will be present to respond to any appropriate questions shareholders may have.

     Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Thank you for your cooperation and your continuing support.

Sincerely,

/s/ R. Stan Puckett

R. Stan Puckett
Chairman of the Board and
Chief Executive Officer

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
P.O. Box 1120
Greeneville, Tennessee 37743
(423) 639-5111

Notice of Annual Meeting of Shareholders
To Be Held on April 22, 2004

     Notice is hereby given that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Greene County Bancshares, Inc. (the “Company”) will be held on Thursday, April 22, 2004 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

(1)	to elect four directors of the Company to three-year terms;

(2)	to consider and act upon a proposal to adopt the Company’s 2004 Long Term Incentive Plan; and

(3)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournments, the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 19, 2004 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Davis Stroud

Davis Stroud
Secretary

Greeneville, Tennessee
March 26, 2004

It is important that proxies be returned promptly. Therefore, whether or not you plan to be present in person at the Annual Meeting, please sign, date, and complete the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States.

PROXY STATEMENT

of

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
P.O. Box 1120
Greeneville, Tennessee 37743
(423) 639-5111

2004 ANNUAL MEETING OF SHAREHOLDERS

April 22, 2004

General

     This Proxy Statement is furnished to shareholders of Greene County Bancshares, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors to be used at the 2004 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), to be held on Thursday, April 22, 2004 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to shareholders on or about March 26, 2004.

Voting and Revocability of Proxies

     If the enclosed proxy card is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR election of the nominees as directors of the Company and FOR adoption of the Company’s 2004 Long Term Incentive Plan. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person or a director where the nominee is unable to serve or for good cause will not serve, and with respect to any other matter presented to the Annual Meeting if such notice has not been properly delivered to the Company in advance in accordance with the Company’s Bylaws. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors. Except for procedural matters incident to the conduct of the Annual Meeting, the Board of Directors does not know of any other matters that are to come before the Annual Meeting. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will however, be counted for purposes of determining a quorum at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

     The adoption of the Company’s 2004 Long Term Incentive Plan and any other matter that properly comes before the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it. A properly executed proxy marked “Abstain” with respect to a proposal will not be voted on that proposal, although it will be counted in determining whether there is a quorum. Therefore, abstaining from voting on the adoption of the Company’s 2004 Long Term Incentive Plan and any other proposal that properly comes before the Annual Meeting will have no effect on whether the proposal is approved.

     Brokers who hold shares for the accounts of their clients who do not receive voting instructions may not vote for certain of the proposals contained in this proxy statement unless specifically instructed to do so by their clients. Proxies that are returned to us where brokers have received instructions to vote on one or more proposals but do not vote on other proposal(s) are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum.

     Shareholders who execute proxies may revoke them at any time prior to their exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Please note that the mere presence of a shareholder at the Annual Meeting will not, by itself, automatically revoke such shareholder’s proxy.

Voting Securities

     The securities that may be voted at the Annual Meeting consist of shares of the Company’s common stock (the “Common Stock”). Each share entitles its owner to one vote on each matter presented at the Annual Meeting. Persons who held shares of Common Stock on March 19, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding as of the Record Date was 7,661,635. Each share of Common Stock entitles its holder to one vote on any matter submitted to the shareholders for a vote at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

     Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission (“SEC”) detailing their ownership. The following table sets forth the amount and percentage of the Common Stock beneficially owned by any person or group of persons known to the Company to be a beneficial owner of more than 5% of the Common Stock as of the Record Date.

Name and Address of	Amount and Nature of	Percent of Common
Beneficial Owner	Beneficial Ownership (a)	Stock Outstanding
Phil M. Bachman
1330 E. Allen Bridge Road	709,400 (b)	9.26%
Greeneville, Tennessee 37743

(a)	For purposes of this table, an individual is considered to “beneficially own” any share of Common Stock which he or she, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of the Record Date.

(b)	Includes 26,440 shares of Common Stock held directly or indirectly by Mr. Bachman’s wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman’s ownership percentage would have been 8.91%.

     The following table sets forth, as of the Record Date, certain information known to the Company as to Common Stock beneficially owned by each director and named executive officer of the Company and by all directors and executive officers of the Company as a group. The address for each of our directors and executive officers listed below is c/o Greene County Bancshares, Inc., 100 North Main Street, P.O. Box 1120, Greeneville, Tennessee 37744.

	Amount and Nature of
	Beneficial Ownership		Percent of Common
Name, Position and Address	(a)(b)		Stock Outstanding
R. Stan Puckett, Chairman of the Board and Chief Executive Officer	131,500	(c)	1.70%
Davis Stroud, Secretary and Director	5,910		*
Phil M. Bachman, Director	709,400	(d)	9.26%
Terry Leonard, Director	46,330		*
W.T. Daniels, Director	7,500		*
Charles S. Brooks, Director	450		*
Jerald K. Jaynes, Director	10,500		*
Bruce Campbell, Director	4,850		*
Charles H. Whitfield, Jr., Director	3,935		*
Ronald E. Mayberry, Director, Regional President, Middle Tennessee Division	75,298	(e)	*
Kenneth R. Vaught, Director, President and Chief Operating Officer	4,483	(f)	*
Steve L. Droke, Senior Vice President and Chief Credit Officer	11,453	(g)	*
William F. Richmond, Senior Vice President, Chief Financial Officer and Assistant Secretary	11,422	(h)	*
All directors and executive officers as a group (13 persons)	1,023,031		13.16%

(Footnotes on following page)

*	Less than 1% of the outstanding Common Stock.

(a)	For the definition of “beneficial ownership,” see Note (a) to the above table.

(b)	Includes, as indicated below, shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes, as indicated below, shares of Common Stock subject to outstanding options which are exercisable within 60 days of the Record Date.

(c)	Includes options to acquire 72,000 shares of Common Stock currently exercisable by Mr. Puckett at an exercise price equal to 150% of the book value of the Common Stock at the date of grant (a weighted average price of approximately $14.03 per share).

(d)	Includes 26,440 shares of Common Stock held directly or indirectly by Mr. Bachman’s wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman’s ownership percentage would have been 8.92%.

(e)	Includes options to acquire 14,487 shares of Common Stock currently exercisable by Mr. Mayberry, at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $12.41).

(f)	Includes options to acquire 4,208 shares of Common Stock currently exercisable by Mr. Vaught at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $26.38).

(g)	Includes options to acquire 10,973 shares of Common Stock currently exercisable by Mr. Droke at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $24.16).

(h)	Includes options to acquire 10,722 shares of Common Stock currently exercisable by Mr. Richmond at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $22.85).

PROPOSAL 1 — Election of Directors

     The Company’s Board of Directors is currently composed of 11 members, all of whom are listed in the table below, including Davis Stroud, who will retire at the Annual Meeting. The Board of Directors is considering whether to reduce the size of the Board from eleven to ten directors upon the retirement of Mr. Stroud, or, alternatively, to fill the vacancy created by Mr. Stroud’s retirement. If the Board of Directors determines to reduce the size of the Board of Directors to ten members, the Company’s By-laws will need to be amended accordingly. The Company’s Amended and Restated Charter requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with one-third of the directors elected each year. The Company’s nominating committee has nominated for election as directors, Phil M. Bachman, Terry Leonard, Ronald E. Mayberry and Kenneth R. Vaught, each of whom are currently members of the Board, to serve for a term of three years and until his respective successor is elected and qualified. Under Tennessee law, directors are elected by a plurality of the votes cast at an election.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of each of the nominees. If any nominee is unable to serve or for good cause will not serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of a substitute nominee as the Board of Directors may recommend. In the alternative, the Board of Directors may, in its discretion, reduce its size to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable or unwilling to serve.

     The Company’s Board of Directors has determined that each of the following directors is an “independent director” within the meaning of Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”):

Phil M. Bachman; Charles S. Brooks; Bruce Campbell; W.T. Daniels; Jerald K. Jaynes; Terry Leonard; Davis Stroud; and Charles H. Whitfield, Jr.

     The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Greene County Bancshares, Inc., 100 North Main Street, P.O. Box 1120, Greeneville, Tennessee 37744.

     The Company encourages the members of the Board of Directors to attend the Company’s annual meeting of shareholders. All of the Company’s directors attended the 2003 Annual Meeting of Shareholders.

     The Company maintains a code of conduct that is applicable to all of the Company’s directors and employees, including its principal executive officer and its senior financial officers. This code, which requires continued observance of high ethical standards such as honesty, integrity and compliance with law in the conduct of the Company’s business, is available for public access under the “Investor Relations” section of the Company’s website at www.mybankconnection.com. The Company intends to make any legally required disclosure of any amendments to, or waivers from, the code of conduct with respect to its directors and executive officers in accordance with the rules and regulations of the SEC and the NASD. If such disclosure is made on the Company’s website, it will be located on the “Investor Relations” section of the website at www.mybankconnection.com.

     The Board of Directors recommends a vote “FOR” election as directors of all the nominees listed below.

     The following table sets forth certain information with respect to each of the Company’s current directors whose term of office as a director will or, assuming re-election, is expected to continue after the Annual Meeting. Each of the Company’s directors also currently serves as a director of Greene County Bank (the “Bank”), the wholly owned subsidiary of the Company. There are no arrangements or understandings between the Company and any director pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

		Director	Current Term to	Previous Five-Years Business
Name	Age	Since (a)	Expire	Experience
BOARD NOMINEES FOR TERM TO EXPIRE IN 2007

Phil M. Bachman	66	1968	2004	President, Bachman-Bernard Motors (automobile dealership)

Terry Leonard	67	1975	2004	Chairman/Owner, Leonard & Associates (manufacturing)

Ronald E. Mayberry	50	2003	2004	Regional President, Middle Tennessee Division of the Company; previously, President and CEO of Independent Bankshares, Inc. headquartered in Gallatin, Tennessee, which was acquired by the Company in November 2003

Kenneth R. Vaught	39	2002	2004	President and Chief Operating Officer of the Company and the Bank

DIRECTORS CONTINUING IN OFFICE

Bruce Campbell	52	2000	2005	Director, President and Chief Executive Officer, Forward Air Corporation (transportation)

Jerald K. Jaynes	66	1992	2005	Retired; former President & CEO, Unaka Co. Inc. (manufacturing)

R. Stan Puckett	48	1989	2005	Chairman of the Board and Chief Executive Officer of the Company and the Bank

Charles S. Brooks	66	1990	2006	Chairman of the Board, McInturff, Milligan & Brooks (insurance agency)

W.T. Daniels	59	1987	2006	Property management

Charles H. Whitfield, Jr.	45	2000	2006	President and Chief Executive Officer, Laughlin Memorial Hospital (hospital management)

(a)	Indicates year that director first served as a director of either the Company or the Bank.

Meetings and Committees of the Board of Directors

     The Company conducts its business through meetings of the Board of Directors, which met 18 times during 2003. There are no standing committees of the Board of Directors of the Company. The business of the Bank is conducted through its Board of Directors, which met 16 times in 2003, 12 of which were regular meetings and four were specially called meetings. Each member of the Board of Directors of the Company and of the Bank attended at least 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served.

     The Nominating Committee of the Bank, consisting of Messrs. Leonard, Bachman and Stroud, also acts as the nominating committee for the Company in selecting management’s nominees for election as directors. Nominations may also be made by shareholders, provided such nominations are made in writing and submitted to the Secretary or the President of the Company in accordance with the Company’s Amended and Restated Charter as described below. The Nominating Committee does not have a written charter. Each of the directors who serve on the Nominating Committee is “independent” as that term is defined under Rule 4200(a)(15) of the listing standards of the NASD. During 2003, the Nominating Committee did not meet.

     Under the terms of the Company’s Amended and Restated Charter, shareholders of record of the Company both at the time of giving of notice and at the time of the annual meeting, may nominate persons for election to the Company’s Board of Directors. For such nominations to be properly brought before an annual meeting, the shareholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a shareholder’s notice shall be delivered to the secretary at the Company’s principal executive office no less than 40 days nor more than 60 days prior to the scheduled date of such meeting; except that if notice of public disclosure of the meeting is given fewer than 50 days prior to the meeting, such shareholder’s notice must be delivered to the secretary of the Company not later than the close of business on the 10th day following the day such notice was first mailed to the Company shareholders. In addition, each notice submitted by a Company shareholder shall set forth as to such nominee all information relating to that person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including that nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. Also, the shareholder giving such notice and the beneficial owner, if any, on whose behalf the nomination is submitted, shall include the name and address of such shareholder as they appear on the Company’s books and of such beneficial owner, and the number of shares of each class of the Company’s stock which are owned beneficially and of record by such shareholder and such beneficial owner.

     In the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the prior year’s annual meeting, a shareholder’s notice required by the Company’s Amended and Restated Charter shall also be considered timely with respect to nominees for any such new positions, if it shall be delivered to the Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 10th day following the day on which public announcement of such increase is first made by the Company.

     The Company’s Nominating Committee is responsible for (i) annually reviewing with the Board of Directors the appropriate skills and characteristics required of members of the Board of Directors, which, at a minimum, include professional integrity, sound judgment, and sufficient time to devote to Board activities; (ii) annually reviewing and determining any specific qualities or skills that one or more directors must possess; (iii) identifying individuals qualified to become directors consistent with the criteria approved by the Board of Directors; (iv) evaluating and considering director candidates proposed by management, any director or any shareholder; and (v) recommending for selection by the Board of Directors director nominees for the next annual meeting of shareholders. The Board of Directors will then review and approve director nominees for the annual meeting of shareholders.

     Each potential director nominee is evaluated on the same basis regardless of whether he or she is recommended by management, by a director or by a shareholder. The Board of Directors has not adopted a policy with respect to minimum qualifications for directors. Rather, the Nominating Committee annually reviews and determines the specific qualifications and skills that one or more directors must possess. Each of the nominees for director to be elected at the Meeting was nominated and recommended by the Nominating Committee and approved by the Board of Directors.

     The Company has not received director nominee recommendations from any shareholders for the term commencing in 2004 and expiring in 2007. The Board of Directors will consider nominees recommended by shareholders, provided that such recommendations comply with the notice, timing and other requirements provided for in the Company’s Amended and Restated Charter.

     The Audit Committee of the Bank also serves as the audit committee for the Company and is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee of the Bank consists of Messrs. Jaynes, Leonard, Stroud and Whitfield, Jr. Each of the directors who serve on the Audit Committee is “independent” of the Company, as the term “independent” is defined under Rule 4200(a)(15) of the listing standards of the NASD and the standards promulgated under the Sarbanes-Oxley Act of 2002. In addition, the Company’s Board of Directors has determined that Mr. Jaynes qualifies as an “audit committee financial expert” as such term is defined by the SEC’s rules and regulations, and is “independent”, as defined by the NASD’s listing standards and the SEC’s rules and regulations. For 2004, the Chairman of the Audit Committee will be Mr. Jaynes, and Mr. Stroud will cease service on the committee effective with his retirement at the Annual Meeting. This committee meets at least quarterly to (1) monitor the accounting and financial reporting practices of the Company, and (2) determine whether the Company has adequate administrative, operating and internal accounting control over financial reporting. The Company’s Board of Directors recently adopted an amended and restated charter for the Audit Committee, a copy of which is attached as Appendix A to reflect changes to its existing charter as a result of the Sarbanes-Oxley Act of 2002, related SEC rules and Nasdaq requirements. This committee met 11 times during 2003 in its capacity as the Audit Committee for the Company. A copy of the Audit Committee Report is set forth below.

     The Bank’s Compensation Committee also serves as the compensation committee for the Company. The Compensation Committee consists of Messrs. Bachman, Leonard, Daniels, Brooks and Campbell. Each member of the Compensation Committee is “independent” within the meaning of the NASD’s listing standards. The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees of the Bank and the Company and recommend compensation changes to the respective Boards of Directors. The Compensation Committee met six times during 2003.

Directors’ Compensation

     Directors of the Company meet as a Board on a monthly basis, or more often as needed, to address matters relating to the operation and direction of the Company. The Company does not compensate members of its Board of Directors for any meetings of the Board, except for certain special meetings held on dates other than a regularly scheduled meeting of the Bank’s Board of Directors. During 2003, the Board of Directors of the Company met 18 times, of which two of the meetings were special meetings as to which the directors were each paid $400 for their attendance.

     Directors of the Company are also directors of the Bank. The Bank compensates members of its Board of Directors for all regular and special meetings. Directors of the Bank received $600 for each regular monthly Board meeting attended in 2003, plus payment of such fee for up to two absences during a year, and fees ranging from $200 to $600 for each specially called meeting attended. Each Bank director also receives an annual retainer fee of $6,000, paid in equal quarterly amounts. Members of the Executive Committee of the Bank’s Board of Directors also receive $400 for each twice-monthly meeting of the Committee attended, and the two permanent members of the Committee receive an annual retainer of $1,500. Members of the Bank’s Audit Committee received $400 for each quarterly and specially called meeting during 2003. In addition, beginning in the third quarter of 2003, the Chairman of the Audit Committee receives an annual retainer of $3,000. Compensation for all other committee meetings was $250 during 2003.

     The Bank maintains a deferred compensation plan (the “Plan”) pursuant to which directors may elect to defer receipt of a portion of their fees by entering into deferred fee agreements with the Bank. The agreements also provide for payment of benefits under certain events of disability, early retirement, termination of employment or death. The Bank is the beneficiary of life insurance acquired with respect to participating directors for purposes of the Plan. During the year ended December 31, 2003, the Bank paid an interest rate of 10% on balances in the Plan.

Executive Compensation and Other Benefits

     Summary Compensation Table. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the other most highly compensated executive officers of the Company, or the Bank, earning in excess of $100,000 in annual salary and bonuses (the “named executive officers”).

					Long-Term Compensation
		Annual Compensation			Awards			Payouts
					Restricted	Securities
Name and Principal				Other Annual	Stock	Underlying		LTIP	All Other
Position	Year	Salary	Bonus(a)	Compensation(b)	Award(s)	Options/SARs(#)(f)(a)		Payouts	Compensation (c)
R. Stan Puckett,	2003	$219,500	$79,750	—	—	9,000	(d)	—	$27,600
Chairman of the	2002	208,000	80,000	—	—	9,000	(d)	—	25,290
Board and Chief	2001	200,000	66,500	—	—	9,000	(d)	—	23,275
Executive Officer of
the Company and
The Bank
Kenneth R. Vaught,	2003	$160,000	$63,750	—	—	10,000	(e)	—	$25,200
Director, President	2002	131,921	69,000	—	—	—		—	14,715
and Chief Operating
Officer of the
Company and the
Bank (g)
Steve L. Droke,	2003	$126,804	$33,250	—	—	2,947	(e)	—	$7,608
Senior Vice President	2002	121,927	31,500	—	—	2,947	(e)	—	7,316
and Chief Credit	2001	119,536	15,300	—	—	2,947	(e)	—	7,172
Officer of the Bank
William F. Richmond,	2003	$115,600	$33,250	—	—	2,750	(e)	—	$6,936
Senior Vice President,	2002	106,243	33,500	—	—	2,750	(e)	—	6,375
Chief Financial	2001	94,718	31,500	—	—	2,750	(e)	—	5,683
Officer and Assistant
Secretary of the
Company and the
Bank

(a)	Bonus amounts and option awards reflect amounts earned during the stated fiscal year, even if paid or awarded in the subsequent fiscal year. All amounts have been restated to reflect this presentation.

(b)	Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2003, 2002 and 2001 received by the named executive officers did not exceed 10% of the respective executive’s annual salary and bonus.

(c)	Reflects contributions by the Company to its retirement plans for the benefit of each named officer and payments of directors’ fees to Mr. Puckett and Mr. Vaught. Directors’ fees paid to Mr. Puckett and Mr. Vaught are as follows: $15,600 for 2003, $13,290 for 2002 and $13,075 for 2001 for Mr. Puckett; and $15,600 for 2003 and $6,800 for 2002 for Mr. Vaught. Contributions to retirement plans made by the Company on behalf of Messrs. Puckett, Vaught, Droke and Richmond for the years 2003, 2002 and 2001 are as follows: $12,000 in 2003, $12,000 in 2002 and $10,200 in 2001 for Mr. Puckett; $9,600 in 2003 and $7,915 in 2002 for Mr. Vaught; $7,608, $7,316 and $7,172 in 2003, 2002 and 2001, respectively, for Mr. Droke; and $6,936, $6,375 and $5,683 in 2003, 2002 and 2001, respectively, for Mr. Richmond. A portion of directors’ fees paid to Mr. Puckett and Mr. Vaught is deferred pursuant to agreements entered into individually with an insurance company.

(d)	Mr. Puckett is granted options each year to purchase 9,000 shares of Common Stock with an exercise price equal to 150% of the Common Stock’s book value at the time of grant and with a term of 10 years. Such options are granted pursuant to a 1989 stock option plan adopted by the Company and as to which Mr. Puckett is the sole participant.

(e)	Granted pursuant to the Company’s 1995 Stock Option Plan as to which options are granted with an exercise price equal to fair market value at date of grant and are exercisable for ten years from date of grant.

(f)	Restated for the five-for-one stock split effected in May, 2001.

(g)	Mr. Vaught became an executive officer during 2002. Disclosure of his compensation is therefore being made for the year in which he became a named executive officer and will continue in future years while he is a named executive officer.

     Option Grants in Fiscal Year 2003. The following table contains information concerning the grant of stock options to Mr. Puckett under a 1989 stock option plan and to Messrs. Vaught, Droke and Richmond under the 1995 Stock Option Plan. Neither plan provides for the grant of stock appreciation rights.

			Percent of
	Number of		Total
	Securities		Options		Market
	Underlying		Granted to	Exercise	Price
	Options Granted		Employees in	Price	Date of		Grant Date
Name	Number of shares(d)		Fiscal Year	($ per share)	Grant	Expiration Date	Present Value
R. Stan Puckett	9,000	(a)(e)	9.95%	19.97	$23.21	1/09/14	$63,720	(b)
Kenneth R. Vaught	10,000	(f)	11.06%	23.99	23.99	2/17/14	62,800	(c)
Steve L. Droke	2,947	(f)	3.26%	23.21	23.21	1/09/14	17,594	(b)
William F. Richmond	2,750	(f)	3.04%	23.21	23.21	1/09/14	16,418	(b)

(a)	Options are granted with an exercise price equal to 150% of the book value of the underlying stock on the date of grant.

(b)	Represents the present value of the option at the date of grant as determined using the Black-Scholes option pricing model. In calculating the present value of the option grant, the following assumptions were utilized: (i) the current market price of the underlying Common Stock at the date of grant was $23.21, (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 4.11%; (iii) the risk of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 24.24%; and (iv) dividends on the underlying Common Stock increased at an annual rate of 2.50%. These assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

(c)	Represents the present value of the option at the date of grant as determined using the Black-Scholes option pricing model. In calculating the present value of the option grant, the following assumptions were utilized: (i) the current market price of the underlying Common Stock at the date of grant was $23.99; (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 4.12%; (iii) the risk of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 24.25%; and (iv) dividends on the underlying Common Stock increased at an annual rate of 2.50%. These assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

(d)	Option awards reflect awards earned during the stated fiscal year, even if awarded in the subsequent fiscal year.

(e)	Options vest immediately upon grant.

(f)	Options are granted at fair market value and vest 20% annually over five years.

     Aggregated Option Exercises in 2003 and Year-End Option Values. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at Fiscal Year-End	in-the-Money Options at
	Shares Acquired	Value	Exercisable/Unexercisable	Fiscal Year-End (a)(b)
Name	on Exercise (#)	Realized ($)	(Number of Shares)(b)	Exercisable/Unexercisable
R. Stan Puckett	—	—	72,000/--	$666,000/--
Kenneth R. Vaught	—	—	4,208/10,903	$6,879/$4,458
Steve L. Droke	—	—	10,973/8,753	$20,102/$23,199
William F. Richmond	500	$5,010	10,722/7,967	$30,625/$20,857

(a)	Represents the difference between the closing price of underlying Common Stock, as reported on the Nasdaq National Market System as of December 31, 2003 ($23.28), and the respective weighted average exercise prices of the outstanding options. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option and out-of-the-money if the exercise price of the option exceeds the current fair market value of the underlying securities.

(b)	Option values reflect options earned during the stated fiscal year, even if awarded in the subsequent fiscal year.

     Retirement Plans. The Company maintains a contributory profit sharing plan (“PSP”) covering certain employees with more than one year of service. The Company contributes a discretionary and immediately vested 3% of compensation, excluding bonuses and overtime, to the PSP. In addition, the Company contributes an additional discretionary 3% of compensation, excluding bonuses, commissions and overtime, which vests after two years of employment. The latter 3% discretionary contribution excludes employees of the Bank’s subsidiaries. The PSP allowed employees to contribute the maximum allowed by current ERISA regulations.

     Contributions in the amount of $12,000, $9,600, $7,608 and $6,936, which are reflected in the table above, were made for the accounts of Messrs. Puckett, Vaught, Droke and Richmond, respectively, under the PSP in 2003. Messrs. Puckett, Vaught, Droke and Richmond are fully vested under the PSP.

     Employment Contracts and Non-Competition Agreement. The Company entered into an employment agreement with Mr. Puckett effective January 23, 1996, without any specified term, to serve as President and Chief Executive Officer of the Company. In June 2002, Mr. Vaught assumed the title of President while Mr. Puckett retained the position of Chief Executive Officer. The Board of Directors and Mr. Puckett mutually agreed to this change, which will not affect Mr. Puckett’s employment contract.

     Mr. Puckett’s agreement, which was amended on January 23, 2004, is terminable by either party at any time and provides for a base salary plus directors’ fees, life insurance, participation in benefit plans, other fringe benefits and an annual option award. If Mr. Puckett’s employment is not continued by mutual agreement following a merger or acquisition involving the Company, Mr. Puckett shall be entitled to a payment equal to two years’ compensation (defined to include his base salary plus fringe benefits and the value of his stock options). The payment that would be made to Mr. Puckett, assuming his termination of employment under the foregoing circumstances at December 31, 2003, would have been approximately $523,300. This provision may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

     Mr. Puckett has also entered into a non-competition agreement with the Company pursuant to which he has agreed not to, among other things, during the term of his employment or following termination of his employment until his sixtieth birthday, engage in the business of banking in any county of any state in which the Company has an office or branch at the time of his termination. In consideration for this agreement, the Company has agreed to pay Mr. Puckett a deferred compensation benefit upon the termination of his employment, or upon his sixtieth birthday if Mr. Puckett is still employed with the Company on such date.

     The Company entered into an employment agreement with Mr. Vaught effective January 1, 2003, with a three-year term automatically renewable upon the expiration of the initial term and each renewal term on a calendar year-to-year basis, as President and Chief Operating Officer of the Company.

     Mr. Vaught’s agreement, which is terminable by either party at any time, provides for a base salary plus directors’ fees, life insurance, participation in benefit plans and other fringe benefits. If Mr. Vaught’s employment is not continued by mutual agreement following a merger or acquisition involving the Company, Mr. Vaught shall be entitled to a payment equal to three years’ compensation (defined to include his base salary plus the total amount of any annual incentives paid to him in the twelve-month period immediately preceding the merger or acquisition). The payment that would be made to Mr. Vaught, assuming his termination of employment under the foregoing circumstances at December 31, 2003, would have been approximately $671,250. This provision may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

Executive Officer Information. The following table sets forth information regarding the executive officers of the Company.

Name	Age	Title
R. Stan Puckett	48	Chairman of the Board and Chief Executive Officer
Kenneth R. Vaught	39	President and Chief Operating Officer
Steve L. Droke	54	Senior Vice President and Chief Credit Officer
William F. Richmond	55	Senior Vice President, Chief Financial Officer and Assistant Secretary
Ronald E. Mayberry	50	Regional President of Middle Tennessee Division

     R. Stan Puckett currently serves as Chief Executive Officer of the Company and the Bank and has held that position since 1990. He also is currently Chairman of the Board of Directors. He has served as Chief Executive Officer of the Bank since February 1989. He is a graduate of Bristol University with a degree in business administration. He served as President of First American National Bank of Johnson City, Tennessee from December 1987 to February 1989 and as its Vice President from June 1986 to December 1987. He was Assistant Vice President of First Union National Bank in Asheville, North Carolina from September 1983 to June 1986 and served as commercial loan officer of Signet Bank in Bristol, Virginia from September 1977 to June 1983.

     Kenneth R. Vaught currently serves as President and Chief Operating Officer of the Company and the Bank and has held that position since June 2002. He also was elected to the Board of Directors on that date. Prior to joining the Company Mr. Vaught began his banking career in 1987 as a Management Trainee with Hamilton Bank (SunTrust affiliate) in Johnson City, Tennessee. He later joined First Tennessee Bank in 1989 as a Commercial Loan Officer. In 1991, he was promoted to Vice President and transferred to First Tennessee Bank, Maryville, Tennessee. He left First Tennessee Bank in 1998 as Senior Vice President and Commercial Banking Manager to join Greene County Bank. He is a graduate of East Tennessee State University with a degree in Finance.

     Steve L. Droke has served as Senior Vice President and Chief Credit Officer of the Bank since July 1997, with responsibilities for risk management including Credit Policy development and implementation and oversight of Compliance and Loan Operations. Prior to joining the Bank, he was Senior Vice President and Senior Credit Officer with First American Corporation. His 32-year banking career includes a varied background in bank management, risk management, and lending.

     Mr. Droke is a graduate of East Tennessee State University with a B.S. in Finance, Graduate School of Retail Bank Management at University of Virginia, and Graduate School Commercial Bank Lending at University of Oklahoma. He is a member of RMA- The Risk Management Association and Tennessee Bankers Association.

     William F. Richmond joined the Company in February 1996 and currently serves as Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company and the Bank. Prior to joining the Company, Mr. Richmond served, subsequent to the acquisition of Heritage Federal Bancshares, Inc. (“Heritage”) by First American Corporation (now a part of AmSouth Bancorporation), as transition coordinator for various financial matters from November 1995 through January 1996. Heritage was the parent of Heritage Federal Bank for Savings located in Kingsport, Tennessee. He served as Senior Vice President and Chief Financial Officer for Heritage from June 1991 through October 1995 and as controller from April 1985 through May 1991. He has been active in community activities in the Tri-Cities, Tennessee area, having served on the Board of Directors of Boys and Girls Club, Inc., Greater Kingsport YMCA and as President of the Tri-Cities Estate Planning Council. He has served in various capacities with the United Way of Greater Kingsport and is a Paul Harris Fellow in Rotary International. He holds a B.S. in Commerce with Distinction from the University of Virginia and also an M.B.A. from the Colgate Darden Graduate School of Business Administration at the University of Virginia. He currently serves on the Southwest Virginia Regional Selection Committee for the University of Virginia Jefferson Scholar Program. He is licensed as a Certified Public Accountant in Virginia and Tennessee and is also a Certified Financial Planner.

     Ronald E. Mayberry joined the Company in November 2003 as a result of the acquisition of Independent Bankshares, Corporation headquartered in Gallatin, Tennessee and currently serves as Regional President of the Company’s Middle Tennessee Division. Prior to joining the Company, Mr. Mayberry began his career in banking in 1975 with First Tennessee Bank as a management trainee in Gallatin, Tennessee. Since that time he has served in many capacities such as a branch manager and administrator, Executive Vice President of First and Peoples National Bank in Gallatin, as well as President and CEO of First Southern Bank in Murfreesboro, Tennessee. Since 1989 he had served as President and CEO of First Independent Bank and Independent Bankshares Corporation in Gallatin, with additional offices in Hendersonville, Tennessee. As a part of the Independent Bankshares Corporation holding company he chartered Rutherford Bank & Trust in Murfreesboro, Tennessee in 1996, with additional offices in Smyrna, Tennessee.

     Mr. Mayberry is a graduate of Middle Tennessee State University and The School of Banking of the South at Louisiana State University. He also is a member of the Gallatin Rotary Club, Volunteer State Community College Foundation Board, MTSU Foundation Board, Gallatin Department of Electricity Board and a member of the Gallatin City Council. He has also held numerous past positions in civic organizations both in Gallatin and Murfreesboro, and is currently serving as a member of the Tennessee Bankers Association board of directors.

Report of the Compensation Committee on Executive Compensation

     A five-member Compensation Committee of the Board of Directors of the Bank is solely responsible for developing and making recommendations to the Board of Directors concerning compensation paid to the Chief Executive Officer, Chief Operating Officer and, based upon the recommendation of the Chief Executive Officer, all other employees. The Committee is further responsible for administering all aspects of the Company’s executive compensation program. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company’s industry, and the Committee also considers general economic conditions and other external factors. Each member of the Compensation Committee is independent within the meaning of NASD’s listing standards and is appointed annually.

     Base salaries for executive officers are determined initially by evaluating the responsibilities of the position held, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company and the performance of the executive. Compensation paid during 2003 to executive officers consisted of base salary, bonus, stock options and contributions paid with respect to the Company’s retirement plans. It is the philosophy of the Compensation Committee that stock options should be awarded to the key employees of the Company to promote long-term interests between such employees and the Company’s shareholders and to assist in the retention of such employees. Payments to the Company’s retirement plan are made to certain employees on a non-discriminatory basis.

     In making its recommendation to the Board of Directors of the Company as to the 2003 base salary for Mr. Puckett, the Compensation Committee considered the Company’s overall financial performance in 2002, including return on average assets and return on average equity for 2002 as compared to the previous year and growth in earnings per share in 2002. The Compensation Committee also reviewed various industry compensation surveys for chief executive officers of other banks and bank holding companies with asset sizes comparable to those of the Bank. In addition to his base salary, Mr. Puckett, like the Company’s other executive officers, is eligible for an annual cash bonus pursuant to a formula that is based on the Company’s performance.

     Messrs. Puckett and Vaught receive a bonus award based upon return on average equity and return on average assets of the Bank, as well as overall performance reviews. Messrs. Droke and Richmond receive a bonus award based upon the discretion of the Chairman and Chief Executive Officer of the Company. The bonus awarded to Messrs. Puckett, Vaught, Droke and Richmond in 2003 were $79,750, $63,750, $33,250 and $33,250, respectively which totaled 36.33%, 39.84%, 26.22% and 28.76%, respectively, of their base salaries for 2003.

     The Committee believes that Mr. Puckett’s total compensation for 2003 appropriately reflected his contribution to the Company’s financial results. The Committee believes that the Company’s overall performance was indicative of a well-managed company during a challenging business climate.

Compensation Committee

Terry Leonard, Chairman Philip M. Bachman, Jr. Charles Brooks W.T. Daniels Bruce Campbell

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement in any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee Interlocks and Insider Participation

     The members of Compensation Committee during 2003 consisted of Messrs. Leonard, Bachman, Brooks, Daniels and Campbell.

     Except as described below with respect to Directors Brooks and Bachman, no member of the Compensation Committee of the Board of Directors of the Company was (a) either (i) an officer or employee of the Company or any of its subsidiaries during the fiscal year ended December 31, 2003, (ii) a former officer of the Company or any of its subsidiaries, or (iii) an insider (i.e., director, officer, director or officer nominee, greater than 5% shareholder, or immediate family member of the foregoing) of the Company or any of its subsidiaries that (b) engaged, or are currently engaging, in transactions with the Company or any subsidiary of the Company that must be disclosed in this proxy statement under the rules and regulations of the SEC.

     The Company purchases insurance coverage from McInturff, Milligan and Brooks of which Mr. Brooks is Chairman of the Board and the owner of 25% of the equity interest. During 2003, commissions totaling $69,845 were paid by the Company to McInturff, Milligan and Brooks. Management believes the fees paid are fair and reasonable and do not exceed those commissions that would be paid to an unaffiliated third-party firm. The Company expects to continue such relationships in the future.

     The Company offers insurance products (accident and health, term life, and credit life) to its loan customers through Mountain Life Insurance Company, a subsidiary of Mountain Services Corporation, of which Mr. Bachman has a 12.46% ownership interest and also sits on the Board of Directors. During 2003, the Company forwarded $485,703 in premiums to Mountain Life Insurance Company. These premiums are net of the Company’s customary rebate incurred in the normal course of business. Management believes these insurance products offered to its customers are competitive with similar products offered by other insurance companies.

     Except as set forth above, there are no relationships among the Company’s executive officers, members of its Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC rules or regulations.

Cumulative Stock Performance Graph

     The following graph shows the cumulative total return on the Common Stock of the Company over the last five years, compared with the Russell 3000 Index and the Nasdaq Bank Index. Cumulative total return on the stock or the index equals the total increase in value since December 31, 1998 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1998 in the Common Stock and also in the securities included in the indices used for comparison purposes. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock of the Company or particular index. Prior to the Company listing its Common Stock on the Nasdaq National Market effective October 1, 2002, there was no established public trading market in which shares of the Common Stock are regularly traded, nor were there any uniformly quoted prices for the shares of Common Stock.

CUMULATIVE TOTAL SHAREHOLDER RETURN
COMPARED WITH PERFORMANCE OF SELECTED INDICES

At December 31, 1998 through December 31, 2003

	Period Ending
Index	1998	1999	2000	2001	2002	2003
Greene County Bancshares, Inc.	100.00	132.86	144.25	74.12	94.61	114.26
Russell 3000 Index	100.00	120.90	111.88	99.06	77.72	101.86
Nasdaq Bank Index	100.00	96.15	109.84	118.92	121.74	156.62

Certain Transactions

     The Company and its subsidiaries have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

     As noted above under “Compensation Committee Interlocks and Insider Participation” the Company has certain relationships with entities in which Phil M. Bachman and Charles S. Brooks have various interests.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during and with respect to the year ended December 31, 2003, all such filing requirements were timely satisfied.

PROPOSAL 2 – Adoption of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan

     Background. The Board of Directors has adopted, subject to shareholder approval, the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan (the “LTIP”) and is proposing that the LTIP be approved at the Annual Meeting to enable the Company to design appropriate awards and incentives, although the amount and nature of the proposed awards under the LTIP have not yet been determined.

     If the LTIP is approved, 500,000 shares of the Company’s Common Stock (the “Shares”), which represents approximately 6.5% of the outstanding shares of the Company’s Common Stock (subject to adjustment as provided for in the LTIP), will initially be available for issuance under the LTIP pursuant to a variety of awards, including options, share appreciation rights (sometimes referred to as “SARs”), restricted shares, restricted share units, deferred share units, and performance-based awards. If the LTIP is approved by the shareholders, the Board intends to cause the Shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Commission at the Company’s expense.

     The following briefly summarizes the Company’s current share-based incentive plans and the impact that this proposal will have on such plans if the LTIP is approved by the shareholders at the Special Meeting.

     The Company currently maintains three share-based incentive plans: the 1989 Stock Option Plan (the “1989 Plan”), the 1994 Stock Option Plan (the “1994 Plan”) and the 1995 Stock Option Plan (the “1995 Plan”). As of March 26, 2004, there are 126,274 Shares subject to outstanding and unexercised awards issued pursuant to these plans. Adoption of the LTIP will not affect these awards, and the three plans will remain in effect, but the Company will no longer grant options under the 1989 Plan, the 1994 Plan or the 1995 Plan if the LTIP receives shareholder approval.

     The Board of Directors unanimously recommends that the Company’s shareholders vote for approval of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Special Meeting and voting on the proposal is required for approval of this proposal.

     Summary of the LTIP. The LTIP is set forth in full as Appendix B to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the LTIP. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the LTIP.

     Purpose. The purpose of the LTIP is to attract, retain and motivate employees, officers and directors of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards for superior performance.

     Shares Subject to the LTIP. The LTIP provides that no more than 500,000 Shares may be issued pursuant to Awards under the LTIP. These Shares shall be authorized but unissued shares. The number of Shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the LTIP for stock splits, stock dividends, recapitalizations and other similar events.

     The Shares subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable, will again be available for subsequent Awards, except as prohibited by law. In addition, future Awards may occur with respect to Shares that the Company refrains from otherwise delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes.

     Administration. Either the Board of Directors or a committee appointed by the Board will administer the LTIP. The Board of Directors and any committee exercising discretion under the LTIP from time to time are referred to as the “Committee.” As of March 1, 2004, the Compensation Committee of the Board of Directors is currently acting as the Committee for purposes of the LTIP. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Code section 162(m), the Committee is to consist of two or more directors who are “outside directors” for purposes of that code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

     Subject to the terms of the LTIP, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of Shares, units, or SARs to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the LTIP and its administration, to interpret and construe the LTIP and the terms of all Award agreements, and to take all actions necessary or advisable to administer the LTIP. Within the limits of the LTIP, the Committee may accelerate the vesting of any Awards, and may modify, replace, cancel, or renew them. In addition, the Committee may under certain circumstances buy-out options or SARs, or reduce the exercise price for outstanding options or SARs.

     The LTIP provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities, or costs arising from the good faith performance of their duties under the LTIP. The LTIP releases these individuals from liability for good faith actions associated with the LTIP’s administration.

     Eligibility. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The LTIP and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

     The LTIP provides that no more than 500,000 Shares may be issued pursuant to Awards under the LTIP. As of March 26, 2004, all of the employees (including officers) of the Company and its affiliates and the Company’s eight non-employee directors would have been eligible to participate in the LTIP.

     Options. Options granted under the LTIP provide Participants with the right to purchase Shares at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs, or options that are not intended to so qualify (“Non-ISOs”). The LTIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the Shares on the option grant date).

     Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or Shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the Shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

     Exercise Price for Options and SARs. The exercise price of Non-ISOs and SARs may not be less than 50% of the fair market value on the grant date of the Shares subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying Shares subject to the Award for Participants who own more than ten percent of our Shares on the grant date. For ISOs granted to other Participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying Shares on the grant date.

     As of March 19, 2004, the closing price for the Company’s Common Stock on The Nasdaq Stock Market was $22.02 per share.

     Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain Shares, and cashless exercise under a program the Committee approves.

     The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock).

     Restricted Shares, Restricted Share Units and Deferred Share Units. Under the LTIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met and may also grant restricted share units which represent the right to receive Shares after certain vesting requirements are met. The LTIP provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The LTIP provides for deferred share units in order to permit certain directors or select members of management to defer their receipt of compensation payable in cash or Shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive Shares.

     Whenever Shares are released pursuant to the vesting of restricted shares (or the shares underlying the restricted share units are issued), the Participant will be entitled to receive additional Shares that reflect any stock dividends that the Company’s shareholders received between the date of the Award and issuance or release of the Shares. Likewise, a Participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s shareholders until paid in cash when the Shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

     Performance Awards. The LTIP authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance Awards are payable in Shares, cash, or some combination of the two, subject to an individual Participant limit of $2,500,000 and 125,000 Shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

     With respect to Performance Compensation Awards, the LTIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

     Under the LTIP, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

     Income Tax Withholding. As a condition for the issuance of Shares pursuant to Awards, the LTIP requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of Shares.

     Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

     Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the LTIP but as to which no Awards have yet been granted or that have been returned to the LTIP upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the LTIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the LTIP.

     In addition, in the event of a Change in Control (as defined in the LTIP), the vesting of Awards shall accelerate so that Awards shall immediately fully vest (and, to the extent applicable, become fully exercisable) as to the Shares subject to the Award, and any repurchase right applicable to such Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the transaction giving rise to the Change in Control.

     In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

     Term of LTIP; Amendments and Termination. The term of the LTIP is ten years from February 27, 2004, the date it was approved by the Board. The Board of Directors may from time to time, amend, alter, suspend, discontinue, or terminate the LTIP; provided that no amendment, suspension, or termination of the LTIP shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the LTIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

     Expected Tax Consequences. The following is a brief summary of certain tax consequences of certain transactions under the LTIP. This summary is not intended to be complete and does not describe state or local tax consequences.

     United States Tax Laws. Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. tax consequences of Awards are as follows:

     Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the Shares issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

     Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the Participant receives.

     Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or Shares that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

     Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

     Tax Laws in Other Countries Differ from Those in the United States. In certain countries, Awards under the LTIP may be taxable at the time the Awards are granted or when they vest. In certain jurisdictions, options and SARs may also be taxable when they are exercised and the sale of the underlying shares may be subject to various taxes.

     General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the LTIP and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent shareholders. Participants in the LTIP should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

     New Plan Benefits. The Committee will grant Awards under the LTIP at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the LTIP, other than to note that the Committee has not granted Awards that are contingent upon the approval of the LTIP.

     The Board of Directors unanimously recommends that you vote “FOR” the approval of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan.

     The following table sets forth certain information with respect to securities to be issued under the Company’s equity compensation plans as of December 31, 2003.

			Number of securities
	Number of securities	Weighted-average	remaining available for
	to be issued upon	exercise price of	future issuance under
	exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by Security holders	236,273	$21.35	186,792
Equity compensation plans not approved by Security holders	62,000	$13.18	*

Total	299,273	$19.63	186,792

*R. Stan Puckett, the sole participant under this plan, which is a part of Mr. Puckett’s employment agreement, was awarded 9,000 options on January 9, 2004 which vested immediately and executed an amendment to the plan on January 23, 2004 which specifies that, subsequent to February 1, 2004, any option awards under the plan shall be made pursuant to an equity incentive plan or stock option plan approved by the Board of Directors and shareholders of the Company.

Independent Auditors

     The Company entered into a three-year agreement in 2000 with the certified public accounting firm of Crowe Chizek and Company LLC (“Crowe Chizek”) to serve as independent auditors for the Company, beginning with the fiscal year ended December 31, 2000. Crowe Chizek served as the Company’s independent auditors for the year ended December 31, 2003. On November 18, 2003, the Board of Directors, as recommended by the Audit Committee, determined to replace Crowe Chizek with Dixon Hughes PLLC (“Dixon Hughes”) as the Company’s independent auditor for the year ending December 31, 2004, and the Company filed a Current Report on Form 8-K on November 24, 2003 to report this event.

     On March 10, 2004, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2003, which included the report of Crowe Chizek on the Company’s financial statements as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003. The filing of the Annual Report on Form 10-K represents the completion of Crowe Chizek’s services for the year ended December 31, 2003. As a result, the Company notified Crowe Chizek on March 11, 2004 that it was dismissed as the Company’s independent auditors.

     As stated in the Current Report on Form 8-K filed on November 24, 2003, during the fiscal years ended December 31, 2002 and 2001 and through the date of that Form 8-K, neither the Company nor anyone acting on its behalf consulted Dixon Hughes regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K of the SEC’s rules and regulations. Subsequent to November 24, 2003, and through the date of this Proxy Statement, the Company has had certain discussions with Dixon Hughes regarding issues in the ordinary course of business as they relate solely to the year ending December 31, 2004.

     Crowe Chizek’s reports on the Company’s financial statements as of the years ended December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003, 2002 and 2001, and through the date of this Proxy Statement, there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2003, 2002 or 2001 or through the date of this Proxy Statement. Crowe Chizek confirmed there were no disagreements and no reportable matters with the SEC in their letter included with the Form 8-K/A filed on March 15, 2004.

     A representative of Crowe Chizek is not expected to be at the Annual Meeting but a representative of Dixon Hughes is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.

     During the years ended December 31, 2003 and December 31, 2002, the Company incurred the following principal independent auditor fees:

	2003	2002
Audit Fees (a):	$151,440	$92,200
Audit-Related Fees (b):	33,121	7,015
Tax Fees	—	—
All Other Fees (c):	—	14,420

(a) Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, report on management’s assertion regarding internal controls and services provided in connection with the Company’s filing of a Registration Statement on Form S-4.

(b) Fees incurred were for (a) general accounting matters, (b) certain procedures related to the Company’s collateral position for its borrowings from the Federal Home Loan Bank of Cincinnati, (c) certain services related to acquisition due diligence and guidance for a business combination, and (d) fees for services related to change in accountants notifications. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.

(c) Fees incurred were for corporate governance advisory services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.

     The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services provided by the independent auditor, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by the Company’s independent auditor during fiscal 2003.

Audit Committee Report

     The Board of Directors of the Company has appointed an Audit Committee, consisting of four directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and those independent standards promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee held 11 meetings during 2003.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Jerald K. Jaynes, Chairman
Terry Leonard
Charles H. Whitfield, Jr.
Davis Stroud

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement in any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Shareholder Proposals

     If a shareholder wishes to have a proposal included in the Company’s proxy statement for the Company’s 2005 Annual Meeting of Shareholders, that proposal must be received by the Company at its executive offices in Greeneville, Tennessee by November 26, 2004. If a shareholder wishes to present a proposal at the Company’s 2005 annual meeting of shareholders and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the Company’s Bylaws (the “Bylaw Deadline”). Under the Company’s Bylaws, in order to be deemed properly presented, notice must be delivered to the Company’s Secretary at the Company’s principal executive offices no less than forty (40) nor more than sixty (60) days prior to the scheduled date of the meeting at which such matter is to be acted upon; provided, however, that if notice or public disclosure of such meeting is given fewer than fifty (50) days before the meeting, notice by the shareholder must be delivered to the Company not later than the close of the tenth (10th) day following the day on which notice of the meeting was mailed to shareholders (the “Bylaw Deadline”). If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

     The SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Voting Deadline”). This deadline for the 2005 annual meeting of shareholders is February 9, 2005. If a shareholder gives notice of a proposal after this deadline, the persons named as proxies in the proxy statement for the 2005 annual meeting will be allowed to use their discretionary voting authority to vote against the shareholder proposal when, and if, the proposal is raised at the 2005 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company gives notice of, or publicly announces, the date for the 2005 annual meeting of shareholders, it is possible that the Bylaw Deadline may occur after the Discretionary Voting Deadline, in which case a proposal received after the Discretionary Voting Deadline but before the Bylaw Deadline would be eligible to be presented at the 2005 annual meeting of shareholders and the Company believes that the persons named as proxies in the proxy statement would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosures of the proposal in the proxy statement relating to the meeting.

     The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at the Annual Meeting. The enclosed proxy card grants proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals received between the date of this proxy statement and the Bylaw Deadline for the Annual Meeting, which is April 5, 2004.

     Shareholder proposals should be addressed to Secretary, Greene County Bancshares, Inc., 100 North Main Street, P.O. Box 1120, Greeneville, Tennessee 37743 and must comply with the provisions of the Company’s Amended and Restated Charter. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the Company’s 2005 Annual Meeting of Shareholders any shareholder proposal that does not satisfy the requirements for inclusion as established by the SEC at the time of receipt.

Other Matters

     The Board of Directors is not aware of any other business to be presented for action by the shareholders at the Annual Meeting other than those matters described in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

Miscellaneous

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone number without additional compensation.

     The Company’s 2003 Annual Report to Shareholders (the “Annual Report”), including financial statements, is being mailed with this Proxy Statement to all persons who were shareholders of record as of the close of business on the Record Date. Any shareholder who does not receive a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of this proxy solicitation material or as having been incorporated herein by reference.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Davis Stroud

Davis Stroud
Secretary

Greeneville, Tennessee
March 26, 2004

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission will be furnished without charge to persons who were shareholders as of the Record Date upon written request to the Secretary, Greene County Bancshares, Inc., 100 North Main Street, P.O. Box 1120, Greeneville, Tennessee 37744 or by calling (423) 639-5111.

Appendix A

Greene County Bancshares, Inc.
Audit Committee Charter

Purpose of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors:

•	In its oversight of the Company’s accounting and financial reporting principles and policies and internal control over financial reporting and disclosure controls and procedures;

•	In its oversight and supervision of the Company’s internal audit and loan review functions;

•	In its oversight of the certification of the Company’s quarterly and annual financial statements and disclosures and assessment of the disclosure controls and procedures and internal control over financial reporting by the Company’s Chief Executive Officer (CEO) and Chief Financial Officer (CFO);

•	In its oversight of Company’s consolidated financial statements and the independent external audit thereof, including the Audit Committee’s appointing, compensating, retaining, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting), and evaluating and, where deemed appropriate, replacing the registered independent external auditors (or nominating the registered independent external auditors to be proposed for shareholder approval in any proxy statement); and

•	In evaluating the independence of the external auditors.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of Company’s consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent external auditor is responsible for planning and carrying out a proper audit of the Company’s annual consolidated financial statements, reviews of Company’s quarterly consolidated financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, accountants, or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing, accounting reviews, procedures, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on:

•	The integrity of those persons and organizations within and outside the Company from which it receives information;

•	The accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and

•	Representations made by management.

The independent external auditors for the Company are ultimately accountable to the Board of Directors as assisted by the Audit Committee. The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent external auditor (including resolution of disagreements between management and the independent external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent external auditor shall report directly to the Audit Committee. The Audit Committee shall pre-approve all audit and permissible non-audit services proposed to be

1

Appendix A

provided by the Company’s external auditors in compliance with section 202 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (“SEC”) rules and regulations. The independent external auditors shall submit to the Company annually a formal written statement delineating all relationships between the independent external auditors and the Company, consistent with Independence Standards Board Standard No. 1 (“Statement as to Independence”), addressing each non-audit service provided to the Company. The Audit Committee shall be responsible for actively engaging in a dialogue with the independent external auditor with respect to any disclosed relationships or services that may impact the objectivity and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent external auditor. The Audit Committee shall also be responsible for considering whether any services provided by the independent external auditor would cause the independent external auditor to not be independent of the Company.

The Audit Committee shall discuss, annually with the independent external auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

Composition of the Audit Committee

The Audit Committee shall be comprised of at least three independent members of the Board of Directors, each of whom shall meet the independence and experience requirements of the NASDAQ, Section 10(A) of the Securities Act of 1934, and applicable rules and regulations of the SEC and shall otherwise satisfy the applicable membership requirements under the rules of the SEC or NASDAQ, as such requirements are interpreted by the Company’s Board of Directors in its business judgment.

Each member of the Audit Committee shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Also, one member of the Audit Committee must be an “audit committee financial expert”, as defined by the SEC. The Board of Directors will determine whether or not the Company has an “audit committee financial expert” and identify in the Company’s applicable filings with the SEC what member of the Committee, if any, qualifies as such.

Members of the Audit Committee shall be appointed annually by majority vote of the Board of Directors and shall serve until the next annual meeting of the Board of Directors or until their successors shall be duly qualified and appointed.

Meetings of the Audit Committee

The Audit Committee shall meet quarterly, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements, quarterly financial results, and the required certifications of the CEO and CFO, and various internal auditing and loan review reports. At least annually, the Audit Committee should meet separately with the internal auditor, loan review officer, and the independent external auditor, without any members of management being present, to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately.

The Audit Committee may request any officer or employee of the Company, the Company’s independent counsel, or independent external auditors to attend a meeting of the Audit Committee or to meet with any consultants to the Audit Committee.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

2

Appendix A

Minutes of each meeting will be prepared with copies to be provided to members of the Audit Committee and made available to management, the independent external auditors, internal auditors, and regulatory examiners.

The chairman of the Audit Committee will make a report to the Board on the results of each meeting of the Audit Committee.

Responsibilities of the Audit Committee

I. Overseeing Financial Reporting and Disclosures

a.	Reading of Financial Statements and Disclosures. The Audit Committee shall read all financial statements and related disclosures included in the Company’s periodic and annual filings with the SEC, and consider whether the financial statements and related disclosures accurately and appropriately reflect their knowledge of the financial condition of the Company and its results of operations.

b.	Accuracy of Financial Reports. The Audit Committee shall require management to make all material correcting adjustments to the Company’s quarterly and annual consolidated financial statements to be filed with the SEC, that are identified by the independent external auditor as being required by GAAP or the rules of the SEC.

c.	Disclosure of Off-Balance-Sheet Transactions. On a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC’s disclosure requirements regarding the Company’s requirement to disclose, in quarterly and annual SEC filings, all material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources, or significant components of revenues or expenses.

d.	Disclosure of Non-GAAP Financial Information. On at least a quarterly basis, the Audit Committee shall inquire of management as to whether they have complied with the SEC’s disclosure requirements regarding the Company’s requirement to only disclose in SEC filings, or in any public disclosures or press or other release, non-GAAP financial information that does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the non-GAAP financial information, in light of the circumstances under which it is presented, not misleading; and to reconcile the non-GAAP financial information with the financial condition and results of operations of the Company under GAAP.

e.	Management Certification of Financial Statements and Disclosures, and Assessment of Internal Control over Financial Reporting. The Audit Committee shall ensure that the Company has established adequate procedures to ensure that quarterly and annual financial statements and disclosures, required to be reported to the SEC, are accurate and complete. This will include reviewing and approving the process to be followed by management to comply with quarterly and annual CEO and CFO certifications required by the SEC. The Audit Committee shall be responsible for discussing the results of the quarterly and annual CEO and CFO certification process with management to consider whether the Company has appropriately fulfilled its quarterly and annual SEC reporting requirements. In reviewing and considering the quarterly and annual certifications of the CEO and CFO, the Audit Committee shall also obtain, review and consider any applicable reports issued by the internal auditor or the independent external auditor.

f.	Disclosure of Code of Business Conduct and Ethics. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose, in the Company’s Form 10-K, whether or not, and if not, the reason therefore, the Company has established a Code of Ethics for senior financial officers (CFO, controller, and/or accounting manager). Also, the Audit Committee shall inquire of management to determine that changes in or waivers of the Code of Ethics are approved by the Audit Committee, and reported promptly to the public and where applicable, the SEC in the manner required by the SEC.

g.	Disclosure of “Audit Committee Financial Expert.” The Audit Committee shall determine whether the Company has complied with applicable requirements of the SEC to disclose in the Company’s Form 10-K (or

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Annual Proxy Statement) whether the Audit Committee has an “audit committee financial expert” as defined by the SEC, and any related disclosures required by SEC regulations.

h.	Disclosure of Audit Committee Approval of Permissible Non-Audit Services. The Audit Committee shall determine that the Company has complied with applicable requirements of the SEC to disclose in the Company’s Form 10-K and Annual Proxy Statement, the Audit Committee’s pre approval policies and procedures as described in the rules and regulations of the SEC, including the approval by the Audit Committee of all permissible non-audit services to be performed by the Company’s independent external auditor.

i.	Real Time Issuer Disclosures. The Audit Committee shall determine that the Company has implemented procedures to comply with applicable requirements of the SEC to report to the SEC real time (prompt) disclosures of any material changes in the Company’s financial condition or results of operations.

II.	Approval of Related Party Transactions

The Audit Committee shall approve all Company transactions with related parties, including loans and extensions of credit, fees and commissions for services, purchases or sales of assets, rental agreements, and any other financial arrangements. For purposes of this Audit Committee responsibility, the definition of related parties will follow the definition of insider loans as provided in Regulation O of the banking regulations and the provisions of Item 404 of Regulation S – K of the SEC’s rules and regulations as applicable.

III.	Approval of Expenses of Executive Management

All expenses of personnel defined as executive management, for purposes of complying with applicable Company regulations, shall be reported to the Audit Committee on a quarterly basis.

IV.	Independent External Auditor

The Audit Committee shall have the sole authority to appoint or replace the Company’s independent external auditor, including the regular rotation of the external auditor’s lead partner and concurring partner, if so required by applicable SEC rules and regulations. The Audit Committee should also pre-approve the compensation of the external auditor, and evaluate the external auditor’s independence, qualifications and expertise. The pre-approval of audit and non-audit services and fees of the independent external auditor may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent external auditor, for all such pre-approved services and fees, are to be reported to the Audit Committee by management on at least a quarterly basis.

The Audit Committee shall pre-approve the Company’s hiring of any employee or affiliate of the external auditor. No employee of the external auditor who, within one year prior to the initiation of the audit, participated in any capacity in the Company’s audit shall be hired as the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or any person serving in an equivalent position.

V.	Internal Audit, Loan Review, and External Audit Plans

The Audit Committee should review the internal audit, loan review and independent external audit annual audit plans, including the degree of coordination of the respective plans.

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The Audit Committee should inquire of the internal auditor and independent external auditor as to the extent to which the planned audit scopes can be relied upon to detect material misstatements in the Company’s financial statements, weaknesses in internal control over financial reporting and disclosure controls and procedures, and fraud, as appropriate. Additionally, the Audit Committee should inquire regarding the audit plans to ensure that such plans address the related impact on financial risk and internal control over financial reporting.

The Audit Committee should inquire of the loan review officer to ensure that the annual loan review plan addresses asset quality and the adequacy of the allowance for loan losses.

VI.	Audit Results

The Audit Committee should review with management and the independent external auditor the results of the quarterly financial statement reviews, and the results of the annual financial statement audit. The Audit Committee should also review with management and the independent external auditor their assessment of the quality of the Company’s accounting principles, including the identification of, and disclosure within the Company’s periodic SEC filings, the Company’s critical accounting policies, the adequacy of internal control over financial reporting and disclosure controls and procedures and the resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal control over financial reporting and disclosure controls and procedures.

The Audit Committee should also review internal audit and loan review reports for evaluation of the Company’s internal controls, asset quality, the adequacy of the allowance for loan losses, and compliance with laws and regulations, and other audit reports deemed significant by the Committee.

Based on this review, the Audit Committee shall make its recommendation to the Board of Directors as to the inclusion of the audited consolidated financial statements in the Company’s annual report on Form 10-K.

VII.	Annual Proxy Statement Disclosure

The Audit Committee should report audit activities to the Board of Directors and issue an annual report to be included in the Company’s proxy statement (including appropriate oversight conclusions) for submission to the shareholders. In addition, the Audit Committee shall review and reassess the Audit Committee Charter, annually, with a copy of the charter filed as an appendix to the Company’s Annual Proxy Statement at the earlier of (a) every three (3) years, or (b) after any amendment. The Audit Committee will report to management for inclusion on their annual report Form 10-K if a member has been defined, by the Board, as an “audit committee financial expert” and that expert’s name. Management may opt to include this information in the Company’s Annual Proxy Statement (as long as the proxy is filed within 120 days of fiscal year end) and reference this information on their annual report Form 10-K.

VIII.	Independent External Auditor Communication With the Audit Committee

It is the independent external auditor’s responsibility, as required by generally accepted auditing standards, to make certain communications to the Audit Committee on at least an annual basis. Such matters include the independent external auditor’s responsibility under generally accepted auditing standards, matters pertaining to the external auditor’s independence, selection of or changes in significant accounting principles, management’s judgments and significant accounting estimates, significant audit adjustments posted or uncorrected, the external auditors responsibility and consideration of other information that accompanies the audited consolidated financial statements, any disagreements with management, any difficulties encountered during the audit, any consequential illegal acts or irregularities, any major issues discussed with management prior to retention of the external auditors as auditors of the Company for the current fiscal year, or instances of management consultation with other accountants regarding significant accounting or auditing matters, and any management advisory services and fees provided by the independent external auditor

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IX.	Communication of Concerns of the Audit Committee With the Independent External Auditor

The Audit Committee shall be responsible for informing the independent external auditor of any serious concerns regarding the accuracy and integrity of the Company’s financial reporting, any serious concerns regarding the honesty and integrity of the Company’s management, and any serious concerns regarding the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures. In fulfilling these responsibilities the Audit Committee is aware that it is illegal for an officer or director of the Company to mislead or lie to the independent external auditor.

X.	Internal Audit and Loan Review Supervision

At least annually, the Audit Committee should review the competence, objectives, and effectiveness of the internal audit and loan review functions.

The Audit Committee should review and approve the annual internal audit and loan review plans, monitor the completion of these plans, and approve any changes to the annual plans. The Audit Committee should review the internal audit and loan review periodic reports, including the conclusion of the internal auditor regarding the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures. The Audit Committee should meet with the internal auditor and loan review officer at least quarterly and discuss the status of completion of the annual plans, and review follow up to noteworthy comments from previous reports. The Audit Committee should assess the need for further audit follow-up and investigation to any concerns brought to their attention.

XI.	Information Systems Audit

The Audit Committee should review the appointment and replacement of the information systems audit function. At least annually, the Audit Committee should evaluate the effectiveness of the function and consider the need to make changes to ensure that the objectives are being met.

The Audit Committee should review and approve the information systems auditor’s plan and subsequent reports. The Audit Committee should ensure the information systems auditor is coordinating with the Company’s Internal Audit Coordinator who completes a semi-annual checklist relating to information systems objectives.

XII.	Fraud Reporting and Handling of Complaints

The Audit Committee shall have the responsibility for establishing procedures for:

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also establish procedures to ensure that no retaliation will be allowed to occur against anyone who reports potential fraud or a complaint in good faith.

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XIII.	New Accounting Pronouncements

Changes in accounting standards that have a material effect on the consolidated financial statements and new or changing regulations which will affect compliance issues or the approach taken towards evaluating the internal control structure, should be explained to the Audit Committee by financial management, the internal auditor, or the independent external auditor.

XIV.	Continuing Education for the Audit Committee

The Audit Committee shall establish a program of regular continuing education for all Audit Committee members to ensure that they are properly equipped to fulfill their responsibilities.

XV.	Review of Legal Matters

The Audit Committee should meet with the Company’s general in-house legal counsel and outside legal counsel, when appropriate, to discuss legal matters that have a significant impact on the Company’s consolidated financial statements. An assessment of the Company’s legal liability should be reviewed for any pending or threatened litigation, including establishment of any appropriate reserves or financial disclosures until the matter is adjudicated.

XVI.	Areas Requiring Special Attention

The Audit Committee shall have the authority to obtain detailed reports from management, the independent external auditor, the internal auditor, or the information systems auditor related to significant matters affecting the financial reporting process, internal control over financial reporting, or other similar areas of special interest or concern to the Audit Committee.

XVII.	Additional Activities

The Audit Committee shall perform such additional activities, and will consider other matters within the scope of its responsibilities, as the Audit Committee or the Board of Directors deems necessary or appropriate.

Authority to Hire Independent Advisors

The Audit Committee shall have the authority, without the prior permission of the Board of Directors, to engage its own accountants, legal counsel, or other advisors, from time to time, as it determines necessary to carry out its duties.

Funding

The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of –

•	Compensation to the registered independent external auditor engaged by the Company for the purpose of preparing or issuing an audit report and for performing other audit review or attest services for the Company; and

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•	Compensation to any advisors employed by the Audit Committee; and

•	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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Appendix B

GREENE COUNTY BANCSHARES, INC.
2004 LONG-TERM INCENTIVE PLAN

1. Establishment, Purpose, and Types of Awards

Greene County Bancshares, Inc., a Tennessee corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), for the purpose of attracting, retaining and motivating employees, officers and directors for the Company and its Affiliates and to provide incentives and awards for superior performance.

The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares and Restricted Share Units
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Exhibit A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue pursuant to Awards is 500,000. These Shares shall be authorized but unissued Shares.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.	Administration

     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

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     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

     (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

     (ii) to determine, from time to time, the Fair Market Value of Shares;

     (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

     (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

     (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

     (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

     (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to

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the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

     (c) Limits on Awards. No Participant may receive Options and SARs that relate to more than 125,000 Shares. The Committee will adjust these limitations subject to adjustment pursuant to Section 13 below.

     (d) Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless either the new grant will not create any material financial expense for the Company or the Company’s shareholders approve the grant itself or the program under which it is made pursuant to the Plan.

6. Option Awards

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

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     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

     (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

     (ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 50% of the Fair Market Value per Share on the Grant Date, and may be offered pursuant to a deferred compensation program on terms the Committee in its discretion determines. Non-ISOs issued pursuant to a deferred compensation program involving elective deferrals by participants will be immediately exercisable.

     (iii) Named Executives. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

     (iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but only if (I) the reduction will not cause material financial expense for the Company, and (II) the Committee promptly provides a written notice to any Participant affected by the reduction.

     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

     (i) cash or check payable to the Company (in U.S. dollars);

     (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or

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such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

     (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

     (iv) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

     (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within three months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

     (ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her “disability” within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

     (iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

     (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option

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Appendix B

by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

     (v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Plan Administrator in its discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Share Units having analogous vesting restrictions to the unvested Options.

     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7. Share Appreciate Rights (SARs)

     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

     (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

     (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

     (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 85% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

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Appendix B

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

     (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

     (ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

     (g) Termination of Employment Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

     (h) Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.

8. Restricted Shares and Restricted Share Units

     (a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or

7

Appendix B

Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e) Dividends payable on Vesting. Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (f) Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the “Section 83(b) Election”), the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award.

     (g) Deferral Elections. At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the ERISA) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

9. Deferred Share Units

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director or member of a select group of management or highly compensated employees (within the meaning of the ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been

8

Appendix B

made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form.

     (b) Vesting. Each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless –

     (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

     (ii) the Company has received the Participant’s distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant’s Continuous Service terminates for any reason other than death, or before the Participant’s death.

Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Hardship Withdrawals. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e) , the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

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Appendix B

10. Performance Awards

     (a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. The maximum Performance Unit compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be 125,000 Shares and $2,500,000 in cash.

     (b) Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula (e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 125,000 Shares and $2,500,000 in cash.

     (c) Definitions.

     (i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

     (ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a

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Appendix B

business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

     (iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

11. Taxes

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12. Non-Transferability of Awards

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that the Award may be transferred by instrument to an inter

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Appendix B

vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant’s “Immediate Family” (as defined below), on such terms and conditions as the Committee deems appropriate. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

     (a) Changes in Capitalization. The Committee may equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

     (c) Change in Control. In the event of a Change in Control, the vesting of Awards shall accelerate so that Awards shall immediately fully vest (and, with respect to Options and SARs, become fully exercisable) as to the Shares subject to the Award, and any repurchase right applicable to such Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the transaction giving rise to the Change in Control.

     (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

     The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award, accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), accelerate the vesting of any Award, extend or renew outstanding Awards, or

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Appendix B

accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. Amendment and Termination of the Plan.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Effective Date.

     This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

21. Controlling Law.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Tennessee, to the extent not preempted by United States federal law. If

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Appendix B

any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws And Regulations.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans applicable to particular locations and countries.

23. No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

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Appendix B

GREENE COUNTY BANCSHARES, INC.
2004 LONG-TERM INCENTIVE PLAN

Exhibit A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means any entity, including any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful and failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     “Change in Control” means any of the following:

     (a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

     (b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of

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Appendix B

the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by Affiliates of the Company);

     (c) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity that is not an Affiliate of the Company;

     (d) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Company on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or

     (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.

“Company” means Greene County Bancshares, Inc., a Tennessee corporation.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee and Director will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Eligible Person” means any Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

16

Appendix B

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees and Directors.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

"Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Plan” means this Greene County Bancshares, Inc. 2004 Long-term Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

17

Appendix B

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

18

Form of Proxy

GREENE COUNTY BANCSHARES, INC.
100 North Main Street
P.O. Box 1120
Greeneville, Tennessee 37743

REVOCABLE PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS
April 22, 2004

     The undersigned hereby constitutes and appoints R. Stan Puckett and William F. Richmond, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Greene County Bancshares, Inc. (the “Company”) to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Wednesday, April 22, 2004 at 11:00 a.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     This proxy is solicited by the Board of Directors of the Company, will be voted in accordance with the instructions marked herein, and will be voted (i) FOR the election of directors, (ii) FOR adoption of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan and (iii) as determined by a majority of the Board of Directors as to other matters, if no instructions to the contrary are marked herein and to the extent this proxy confers discretionary authority.

1.	The Election of Directors: Phil M. Bachman, Terry Leonard, Ronald E. Mayberry, and Kenneth R. Vaught

☐	FOR all nominees listed above	☐	WITHHOLD AUTHORITY to
	(except as marked to the contrary below).		vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below.)

2.	Adoption of the Greene County Bancshares, Inc. 2004 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

Form of Proxy

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2003, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before its exercise.

Date:

Signature:

Signature:

Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.